Fees Summary	Sep. 03, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	749,366.09
Total Transaction Valuation	5,426,256,991
Total Offset Amount	0
Net Fee	$ 749,366.09
Offset Table N/A	N/A